UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): May 7, 2018

ESSENT GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36157	Not Applicable
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM11, Bermuda
(Address of Principal Executive Offices and Zip Code)

(441) 297‑9901
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2018, Essent Group Ltd., Essent Irish Intermediate Holdings Limited and Essent US Holdings, Inc. (together, the “Borrowers”) entered into an Incremental Amendment No.1 dated as of May 2, 2018 (the "Amendment") to that certain Amended and Restated Credit Agreement dated as of May 17, 2017 (the “Credit Agreement”) among the lenders party thereto (the “Lenders”) and JP Morgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). The terms of the Amendment provide for (i) an increase in the revolving credit facility under the Credit Agreement to $275 million from $250 million, (ii) the issuance of $100 million of new term loans in addition to the $125 million already outstanding under the Credit Agreement prior to the Amendment, the proceeds of which were used at closing to pay down borrowings outstanding under the revolving credit facility, and (iii) a $100 million uncommitted line that may be exercised at the Borrowers’ option so long as the Borrowers receive commitments from the lenders.

All other material terms of the Credit Agreement, as amended by the Amendment, remain unchanged as disclosed in the Company’s disclosure on Form 8-K filed with the Securities and Exchange Commission on May 18, 2017.

Bank of America Merrill Lynch, J.P. Morgan and Royal Bank of Canada acted as joint lead arrangers and joint book runners for the Amendment.

A copy of the Credit Agreement, as amended by the Amendment, is filed as Exhibit 10.1 to this report and is incorporated into this Item 1.01 as if fully set forth herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K concerning the Credit Agreement is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
Amended and Restated Credit Agreement, dated as of May 17, 2017, as amended by Incremental Amendment No. 1 dated as of May 2, 2018, by and among Essent Group Ltd., Essent Irish Intermediate Holdings Limited, and Essent US Holdings, Inc., as borrowers, the several banks and other financial institutions or entities from time to time parties to this agreement, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2018

ESSENT GROUP LTD.

By:	/s/ Lawrence E. McAlee
Name: Lawrence E. McAlee
Title: Senior Vice President and Chief Financial Officer